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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549
                              ---------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 16, 1995
                                -----------------
                               (NOVEMBER 14, 1995)
                               -------------------
                                 Date of Report
                        (Date of earliest event reported)

                                  HBO & COMPANY
                                  -------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                   ----------
                 (State or other jurisdiction of incorporation)


             0-9900                                    37-0986839
-----------------------------------         -----------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)

     301 PERIMETER CENTER NORTH
              ATLANTA, GA                                30346
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(Address of principal executive offices)               (Zip Code)

                                 (770) 393-6000
              -----------------------------------------------------
               Registrant's telephone number, including area code


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ITEM 5. OTHER EVENTS.

On November 14, 1995, HBO & Company announced the election of Philip A. Incarnati, President and Chief Executive Officer of McLaren Health Care Corporation, to the HBOC board of directors. Mr. Incarnati replaces Dr. John P. Crecine, who retired from the board effective November 11, 1995.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HBO & COMPANY
                              (Registrant)

Date:  November 16, 1995

                              /s/ Jay P. Gilbertson
                              ------------------------
                              Jay P. Gilbertson
                              Vice President - Finance,
                              Chief Financial Officer,
                              Treasurer and Assistant Secretary



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